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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                 FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): June 7, 2001

                    -------------------------------------
                     Commission File Number   33-94670-01
                    -------------------------------------

                              FARMERS GROUP, INC.
           (Exact name of registrant as specified in its charter)

                                   NEVADA
                       (State or other jurisdiction of
                       incorporation or organization)

                                  95-0725935
                      (IRS Employer Identification No.)

           4680 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90010
             (Address of principal executive offices)(Zip Code)

                                (323) 932-3200
             (Registrants telephone number, including area code)


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ITEM 4.  Changes in Certifying Accountant

     On June 7, 2001, the Board of Directors of Farmers Group, Inc. engaged the accounting firm of PricewaterhouseCoopers LLP as independent accountants for Farmers Group, Inc. and its subsidiaries (the "Company"). Deloitte and Touche LLP ("Deloitte and Touche") will be dismissed as the principal accountants of the Company subsequent to the filing of the Form 10-Q Report for the quarterly period ended June 30, 2001.

     During the two most recent fiscal years and the interim period subsequent to December 31, 2000 there have been no disagreements with Deloitte and Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The independent auditors' report issued by Deloitte and Touche on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company has requested that Deloitte and Touche furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter, dated June 12, 2001, is filed as Exhibit 16 to this Report.

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                             FARMERS GROUP, INC.
                              AND SUBSIDIARIES

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California.

                                                     Farmers Group, Inc.
                                                            (Registrant)

                           June 14, 2001         /s/  Gerald E. Faulwell
                           ---------------------------------------------
                           Date                       Gerald E. Faulwell
                                                  Senior Vice President,
                                                 Chief Financial Officer
                                                            and Director


                                                                   EXHIBIT 16
                Letter regarding change in Certifying Accountant



June 12, 2001


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Farmers Group, Inc. dated June 7, 2001.

Yours truly,


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Los Angeles, California